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                                                                    EXHIBIT 10.7

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED AS OF THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH (A) LIMIT THE CONVERSION RIGHTS OF THE HOLDER, (B) SPECIFY VOLUNTARY AND MANDATORY REPAYMENT, PREPAYMENT AND REDEMPTION RIGHTS AND OBLIGATIONS AND (C) SPECIFY EVENTS OF DEFAULT FOLLOWING WHICH THE REMAINING BALANCE DUE AND OWING HEREUNDER MAY BE ACCELERATED. ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

No. 1                                                             $1,200,000.00

                       METROPOLITAN HEALTH NETWORKS, INC.

                                 PROMISSORY NOTE

         Metropolitan Health Networks, Inc., a Florida corporation (together with its successors, the "Company"), for value received hereby promises to pay to:

                       Global Capital Funding Group, L.P.

(the "Holder") and registered assigns, the principal sum of One Million Two Hundred Thousand Dollars ($1,200,000.00) or, if less, the principal amount of this Note then outstanding, on the Maturity Date by wire transfer of immediately available funds to the Holder in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, which shall begin to accrue on the date of this Promissory Note ("Note"), quarterly in arrears, on (i) the last day of March, June, September and December of each year until the Maturity Date, commencing June 30, 2002 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "Interest Payment Date"), (ii) the Maturity Date, and (iii) the date the principal amount of the Note shall be declared to be or shall automatically become due and payable, on the principal sum hereof outstanding in like coin or currency, at the rates per annum set forth below, from the most recent Interest Payment Date to which interest has been paid on this Note, or if no interest has been paid on this Note, from the date of this Note until payment in full of the principal sum hereof has been made.

         The interest rate shall be 12 percent per annum (the "Interest Rate"). Past due amounts (including interest, to the extent permitted by law) will also accrue interest at the Interest Rate plus 2% per annum or, if less, the maximum rate permitted by applicable law, and will be payable on demand ("Default Interest"). Interest on this Note will be calculated on the basis of a 360-day year of twelve 30 day months. All payments of principal and interest hereunder shall be made for the benefit of the Holder pursuant to the terms of the Agreement (hereafter defined).

         This Note (this "Note") is a duly authorized issuance of $1,200,000.00 aggregate principal amount of Notes of the Company dated as of the date hereof of the Company referred to in that certain Securities Purchase Agreement dated as of the date hereof between the Company and the Purchaser named therein (the "Agreement"). The Agreement contains certain additional agreements among the parties with respect to the terms of this Note, including, without limitation, provisions which (A) specify voluntary and mandatory repayment, prepayment and redemption rights and obligations and (B) specify Events of Default following which the remaining balance due and owing hereunder may be accelerated. All such provisions are an integral part of this Note and are incorporated herein by reference. This Note is transferable and assignable to one or more Persons, in accordance with the limitations set forth in the Agreement.

         The Company shall keep a register (the "Register") in which shall be entered the names and addresses of the registered holder of this Note and particulars of this Note held by such holder and of all transfers of this Note. References to the Holder or "Holders" shall mean the Person listed in the Register as registered holder of such Notes. The ownership of this Note shall be proven by the Register.

         1. CERTAIN TERMS DEFINED. All terms defined in the Agreement and not otherwise defined herein shall have for purposes hereof the meanings provided for in the Agreement.

         2. COVENANTS. Unless the Majority Holders otherwise consent in writing, the Company covenants and agrees to observe and perform each of its covenants, obligations and undertakings contained in the Agreement, which obligations and undertakings are expressly assumed herein by the Company and made for the benefit of the holder hereof.

         3. PAYMENT OF PRINCIPAL. Subject to Section 4 of this Note, the Company shall repay the remaining unpaid balance of this Note, plus accrued Interest, if any, on May 24, 2004 (the "Maturity Date"). The Company may, and shall be obligated to, prepay all or a portion of this Note on the terms specified in the Agreement.

         4. PRE-PAYMENT OF PRINCIPAL. The Company may, at its option, pre-pay the full principal amount of this Note at any time before the Maturity Date at a repayment price of 102% of the Principal Amount of the Note, plus all accrued but unpaid interest until the first anniversary of its date of issuance ("First Anniversary Date") and 101% of the Principal Amount of the Note, plus all accrued but unpaid interest from the First Anniversary Date until the Maturity Date (the "Prepayment Price").

         5. RANKING. This Note shall rank senior to any indebtedness created by the Company following the date hereof and pari-passu in respect to any indebtedness of the Company outstanding as of the date hereof.

         6. REDEMPTION BY COMPANY. In accordance with the provisions of the Agreement, the Company may elect, or be required under certain circumstances to redeem in whole or in part, the remaining unpaid principal amount of this Note, for cash at a redemption price (the "Redemption Price") equal to the Prepayment Price. The Company shall effect each such redemption within 10 business days of receipt of Notice by the Holder of its right to require the Company to redeem this Note or of the Company giving notice of its election to redeem by facsimile with a copy by either overnight or 2-day courier to the Holder of this Note to be redeemed at the address and facsimile number of such Holder appearing in the Company's register for this Note. Such redemption notice shall indicate whether the Company will redeem all or part of such portion of this Note to be redeemed and the applicable Redemption Price. The Company shall not be entitled to send any notice of redemption and begin the redemption procedure unless it has (i) the full amount of the Redemption Price, in cash, available in a demand or other immediately available account in a bank or similar financial institution or (ii) immediately available credit facilities, in the full amount of the Redemption Price, with a bank or similar financial institution on the date the redemption notice is sent to the Holders of this Note.

         7. DEFAULT. Upon an Event of Default (as defined in the Agreement) that is not cured within ten (10) calendar days of the occurrence of such Default, this Note shall be automatically converted into one of the Company's 6% Convertible Debentures issued May 24, 2002 with a principal amount equal to the principal amount outstanding of this Note, plus all accrued and unpaid interest as of the date of such Default. The Company hereby agrees to take any such measures and to fully cooperate with Holder in the execution of any documentation necessary to complete such automatic conversion.

         8. MISCELLANEOUS. This Note shall be deemed to be a contract made under the laws of the State of Florida, and for all purposes shall be governed by and construed in accordance with the laws of said State. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and asset to extensions of the time of payment, or forbearance or other indulgence without notice. The Company hereby submits to the exclusive jurisdiction of the United States District Courts of Florida and of any Florida state court sitting in Palm Beach County, Florida for purposes of all legal proceedings arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Company hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Note.

         The Holder of this Note by acceptance of this Note agrees to be bound by the provisions of this Note which are expressly binding on such Holder.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

         Dated: May ___, 2002

                                          METROPOLITAN HEALTH NETWORKS, INC.



                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:


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                                     ANNEX A

                                REPAYMENT LEDGER

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FULL NAME AND ADDRESS OF SUBSCRIBER FOR REGISTRATION PURPOSES:

NAME:

ADDRESS:

TEL NO:

FAX NO:

CONTACT
NAME:

DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):

NAME:

ADDRESS:

TEL NO:

FAX NO:

CONTACT
NAME:

SPECIAL INSTRUCTIONS:
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